Exhibit 1.1

UNDERWRITING AGREEMENT

_________, 2023

The Benchmark Company, LLC

As Representative of the Underwriters named on Schedule 1 attached hereto

150 East 58th Street, 17th Floor

New York, New York 10155

Ladies and Gentlemen:

The undersigned, LEMENG HOLDINGS LIMITED 樂盟控股有限公司, a Cayman Islands exempted company (the “Company”), hereby confirms its agreement (this “Agreement”) with The Benchmark Company, LLC (collectively hereinafter referred to as “you” (including its correlatives) or the “Representative”) and with the other underwriters named on Schedule 1 hereto for which the Representative is acting as representative (the Representative and such other underwriters being collectively called the “Underwriters” or, individually, an “Underwriter”) to sell an aggregate of _________ Class B ordinary shares (the “Firm Shares”) of the Company, par value $0.000000625 per share (the “Ordinary Share”), and at the election of the Representative, up to an additional _________ Ordinary Shares (the “Option Shares”) and, together with the Firm Shares, the “Shares”) as follows:

1. Purchase and Sale of Shares.

1.1 Firm Shares.

1.1.1. Nature and Purchase of Firm Shares.

(i) On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the several Underwriters the Firm Shares, and the Underwriters, severally and not jointly, agree to purchase from the Company the number of Firm Shares set forth opposite their respective names on Schedule 1 attached hereto and made a part hereof at the purchase price of $_________ per Firm Share (or 93% of the public offering price).

(ii) The Firm Shares are to be offered initially to the public at the offering price set forth on the cover page of the Prospectus (as defined in Section 2.1.1 hereof).

1.1.2. Firm Shares Payment and Delivery.

(i) Delivery and payment for the Firm Shares shall be made at 12:00 p.m., Eastern time, on the second (2nd) Business Day following the Applicable Time (as defined in Section 2.1.1 below) (or the third (3rd) Business Day following the Applicable Time if the Registration Statement is declared effective after 4:01 p.m., Eastern time), or at such earlier time as shall be agreed upon by the Representative and the Company, at the offices of Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, New York, New York 10105 (“Representative’s Counsel”), or at such other place (or remotely by facsimile or other electronic transmission) as shall be agreed upon by the Representative and the Company. The hour and date of delivery and payment for the Firm Shares is called the “Closing Date.”

(ii) Payment for the Firm Shares shall be made on the Closing Date by wire transfer in Federal (same day) funds, payable to the order of the Company upon delivery of the certificates (in form and substance satisfactory to the Underwriters) representing the Firm Shares (or through the facilities of The Depository Trust Company (“DTC”)) for the accounts of the Underwriters. The Firm Shares shall be registered in such name or names and in such authorized denominations as the Representative may request in writing at least two (2) full Business Days prior to the Closing Date. The Company shall not be obligated to sell or deliver the Firm Shares except upon tender of payment by the Representative for all of the Firm Shares. The term “Business Day” means any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions are authorized or obligated by law to close in New York, New York; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay-at-home,” “shelter-in-place,” “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York generally are open for use by customers on such day.

1.2. Over-allotment Option.

1.2.1. Option Shares. For the purposes of covering any over-allotments in connection with the distribution and sale of the Firm Shares, the Company hereby grants to the Underwriters an option (the “Over-allotment Option”) to purchase, in the aggregate, up to _________ Option Shares, representing fifteen percent (15%) of the Firm Shares sold in the offering, from the Company. The purchase price to be paid by the Underwriters per Option Share shall be equal to $_________ per Option Share. The offering and sale of the Shares is herein referred to as the “Offering.”

1.2.2. Exercise of Option. The Over-allotment Option granted pursuant to Section 1.2.1 hereof may be exercised by the Representative as to all (at any time) or any part (from time to time) of the Option Shares within thirty (30) days after the Applicable Time. The Underwriters shall not be under any obligation to purchase any of the Option Shares prior to the exercise of the Over-allotment Option. The Over-allotment Option granted hereby may be exercised by the giving of written notice to the Company from the Representative, setting forth the number of the Option Shares to be purchased and the date and time for delivery of and payment for the Option Shares (the “Option Closing Date”), which shall not be later than five (5) full Business Days after the date of the notice or such other time as shall be agreed upon by the Company and the Representative, at the offices of Representative’s Counsel or at such other place (including remotely by facsimile or other electronic transmission) as shall be agreed upon by the Company and the Representative. If such delivery and payment for the Option Shares does not occur on the Closing Date, the Option Closing Date will be as set forth in the notice. Upon exercise of the Over-allotment Option with respect to all or any portion of the Option Shares subject to the terms and conditions set forth herein, (i) the Company shall become obligated to sell to the Underwriters the number of the Option Shares specified in such notice and (ii) each of the Underwriters, acting severally and not jointly, shall purchase that portion of the total number of the Option Shares then being purchased as set forth in Schedule 1 opposite the name of such Underwriter.

1.2.3. Payment and Delivery. Payment for the Option Shares shall be made on the Option Closing Date by wire transfer in Federal (same day) funds, payable to the order of the Company upon delivery of certificates (in form and substance satisfactory to the Underwriters) representing the Option Shares (or through the facilities of DTC or via DWAC transfer) for the account of the Underwriters. The Option Shares shall be registered in such name or names and in such authorized denominations as the Representative may request in writing at least one (1) full Business Day prior to the Option Closing Date. The Company shall not be obligated to sell or deliver the Option Shares except upon tender of payment by the Representative for applicable Option Shares.

1.3 Representative’s Warrants.

1.3.1. Purchase Warrants. The Company hereby agrees, subject to the terms and conditions herein set forth, to issue and sell to the Representative (and/or its designees) on the Closing Date and each Option Closing Date, as applicable, warrants (the “Representative’s Warrants”) in the form attached hereto as Exhibit A, The Representative’s Warrants shall consist of warrants to purchase an aggregate number of Ordinary Shares equal to 5.0% of the aggregate number of Shares sold on the Closing Date or the applicable Option Closing Date, as applicable, at an initial exercise price of $_________ (or 125% of the per Share public offering price) and terminating on the fifth anniversary of the commencement of sales of the Offering. The Representative’s Warrants and the Shares issuable upon exercise thereof are hereinafter referred to together as the “Representative’s Securities.” The Representative understands and agrees that there are significant restrictions pursuant to FINRA Rule 5110 against transferring the Representative’s Warrants and the underlying Shares during the one hundred eighty (180) days after the commencement of sales in the Offering and by its acceptance thereof shall agree that it will not sell, transfer, assign, pledge or hypothecate the Representative’s Warrants, or any portion thereof, or be the subject of any hedging, short sale, derivative, put or call transaction that would result in the effective economic disposition of such securities for a period of one hundred eighty (180) days after the commencement of sales in the Offering, except expressly permitted by FINRA Rule 5110(e), and only if any such transferee agrees to the foregoing lock-up restrictions.

1.3.2. Delivery. Delivery of the Representative’s Warrants shall be made on the Closing Date and each Option Closing Date, as applicable, and shall be issued in the name or names and in such authorized denominations as the Representative may request.

2. Representations and Warranties of the Company. The Company represents, warrants and covenants to the Underwriters as of the Applicable Time (as defined below), as of the Closing Date and as of the Option Closing Date, if any, as follows:

2.1. Filing of Registration Statement.

2.1.1. Pursuant to the Securities Act. The Company has filed with the U.S. Securities and Exchange Commission (the “Commission”) a registration statement, and an amendment or amendments thereto, on Form F-1 (File No. 333-268007), including any related prospectus or prospectuses, for the registration of the Shares and the Representative’s Securities under the Securities Act of 1933, as amended (the “Securities Act”), which registration statement and amendment or amendments have been prepared by the Company in all material respects in conformity with the requirements of the Securities Act and the rules and regulations of the Commission under the Securities Act (the “Securities Act Regulations”) and will contain on the Closing Date and any Option Closing Date all material statements that are required to be stated therein in accordance with the Securities Act and the Securities Act Regulations. Except as the context may otherwise require, such registration statement, as amended, on file with the Commission at the time the registration statement became effective (including the Preliminary Prospectus (as defined below) included in the registration statement, financial statements, schedules, exhibits and all other documents filed as a part thereof and all information deemed to be a part thereof as of the Effective Date pursuant to paragraph (b) of Rule 430A of the Securities Act Regulations (the “Rule 430A Information”)), is referred to herein as the “Registration Statement.” If the Company files any registration statement pursuant to Rule 462(b) of the Securities Act Regulations, then after such filing, the term “Registration Statement” shall include such registration statement filed pursuant to Rule 462(b). The Registration Statement has been declared effective by the Commission on the date hereof (the “Effective Date”).

Each prospectus used prior to the effectiveness of the Registration Statement, and each prospectus that omitted the Rule 430A Information that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a “Preliminary Prospectus.” The Preliminary Prospectus, subject to completion, dated _________, that was included in the Registration Statement immediately prior to the Applicable Time is hereinafter called the “Pricing Prospectus.” The final prospectus in the form first furnished to the Underwriters for use in the Offering is hereinafter called the “Prospectus.” Any reference to the “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement.

“Applicable Time” means 4:00 p.m., Eastern time, on the date of this Agreement.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the Securities Act Regulations (“Rule 433”), including without limitation any “free writing prospectus” (as defined in Rule 405 of the Securities Act Regulations) relating to the Shares that is (i) required to be filed with the Commission by the Company, (ii) a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission, or (iii) exempt from filing with the Commission pursuant to Rule 433(d)(5)(i) because it contains a description of the Shares or of the Offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

“Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors (other than a “bona fide electronic road show,” as defined in Rule 433 (the “Bona Fide Electronic Road Show”)), as evidenced by its being specified in Schedule 2-B hereto.

“Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

“Pricing Disclosure Package” means any Issuer General Use Free Writing Prospectus issued at or prior to the Applicable Time, the Pricing Prospectus and the information included on Schedule 2-A hereto, all considered together.

2.1.2. Pursuant to the Exchange Act. The Company has filed with the Commission a Form 8-A (File Number 001-_________) providing for the registration pursuant to Section 12(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of the Ordinary Shares. The registration of the Ordinary Shares under the Exchange Act has become effective on or prior to the date hereof. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Ordinary Shares under the Exchange Act, nor has the Company received any notification that the Commission is contemplating terminating such registration.

2.2. Share Exchange Listing. The Shares and the Ordinary Shares underlying the Representative’s Warrants have been approved for listing on the Nasdaq Capital Market (the “Exchange”), and the Company has taken no action designed to, or likely to have the effect of, delisting of the Shares or the Ordinary Shares underlying the Representative’s Warrants from the Exchange, nor has the Company received any written notification that the Exchange is contemplating terminating such listing.

2.3. No Stop Orders, etc. Neither the Commission nor, to the Company’s knowledge, any state regulatory authority has issued any written order preventing or suspending the use of the Registration Statement, any Preliminary Prospectus or the Prospectus or has instituted or, to the Company’s knowledge, threatened to institute, any proceedings with respect to such an order. The Company has complied with each request (if any) from the Commission for additional information.

2.4. Disclosures in Registration Statement.

2.4.1. Compliance with Securities Act and 10b-5 Representation.

(i) Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the requirements of the Securities Act and the Securities Act Regulations. Each Preliminary Prospectus, including the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment or supplement thereto, and the Prospectus, at the time each was filed with the Commission, complied in all material respects with the requirements of the Securities Act and the Securities Act Regulations. Each Preliminary Prospectus delivered to the Underwriters for use in connection with this Offering and the Prospectus was or will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(ii) Neither the Registration Statement nor any amendment thereto, at the time each became effective, as of the Applicable Time, at the Closing Date or at the Option Closing Date (if any), contained, contains or will contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to statements made in reliance upon and in conformity with written information furnished to the Company in writing with respect to the Underwriters by the Representative expressly for use in the Registration Statement, the Pricing Prospectus or the Prospectus or any amendment thereof or supplement thereto. The parties acknowledge and agree that such information provided by or on behalf of any Underwriter consists solely of the disclosure contained in the “Underwriting” subsections “— Underwriting Discounts and Commissions and “Representative’s Warrants” of the Prospectus (the “Underwriters’ Information”).

(iii) The Pricing Disclosure Package, as of the Applicable Time, did not, and at the Closing Date or at the Option Closing Date (if any), will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Limited Use Free Writing Prospectus hereto does not conflict in any material respect with the information contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, and each such Issuer Limited Use Free Writing Prospectus, as supplemented by and taken together with the Pricing Prospectus as of the Applicable Time, did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements made or statements omitted in reliance upon and in conformity with Underwriters’ Information.

(iv) Neither the Prospectus nor any amendment or supplement thereto (including any prospectus wrapper), as of its issue date, at the time of any filing with the Commission pursuant to Rule 424(b), at the Closing Date or at any Option Closing Date, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements made in reliance upon and in conformity with the Underwriters’ Information.

2.4.2. Disclosure of Agreements. The agreements and documents described in the Registration Statement, the Pricing Disclosure Package and the Prospectus conform in all material respects to the descriptions thereof contained therein and there are no agreements or other documents required by the Securities Act and the Securities Act Regulations to be described in the Registration Statement, the Pricing Disclosure Package and the Prospectus or to be filed with the Commission as exhibits to the Registration Statement, that have not been so described or filed. Each agreement or other instrument (however characterized or described) to which the Company is a party or by which it is or may be bound or affected and (i) that is referred to in the Registration Statement, the Pricing Disclosure Package and the Prospectus, or (ii) is material to the Company’s business, has been duly authorized and validly executed by the Company, is in full force and effect in all material respects and is enforceable against the Company and, to the Company’s knowledge, the other parties thereto, in accordance with its terms, except (x) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (y) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws, and (z) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, and except for any unenforceability that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Change (as defined below). None of such agreements or instruments has been assigned by the Company, and neither the Company nor, to the Company’s knowledge, any other party is in default thereunder and, to the Company’s knowledge, no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a default thereunder, except for any default or event which would not reasonably be expected to result in a Material Adverse Change. To the Company’s knowledge, performance by the Company of the material provisions of such agreements or instruments will not result in a violation of any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its assets or businesses (each, a “Governmental Entity”), including, without limitation, those relating to environmental laws and regulations, except for any violation which would not reasonably be expected to result in a Material Adverse Change.

2.4.3. Prior Securities Transactions. No securities of the Company have been sold by the Company or by or on behalf of, or for the benefit of, any person or persons controlling, controlled by or under common control with the Company, except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Preliminary Prospectus.

2.4.4. Regulations. The disclosures in the Registration Statement, the Pricing Disclosure Package and the Prospectus concerning the effects of federal, state, local and all foreign regulation on the Offering and relating to the Company’s business as currently contemplated are correct in all material respects and no other such regulations are required to be disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus which are not so disclosed.

2.5. Changes after Dates in Registration Statement.

2.5.1. No Material Adverse Change. Since the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package and the Prospectus, except as otherwise specifically stated therein: (i) there has been no material adverse change in the financial position or results of operations of the Company, nor any change or development that, singularly or in the aggregate, would reasonably be expected to involve a material adverse change or a prospective material adverse change, in or affecting the condition (financial or otherwise), results of operations, business, assets or prospects of the Company (a “Material Adverse Change”); (ii) there have been no material transactions entered into by the Company, other than as contemplated pursuant to this Agreement; and (iii) no officer or director of the Company has resigned from any position with the Company.

2.5.2. Recent Securities Transactions, etc. Subsequent to the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package and the Prospectus, and except as may otherwise be indicated or contemplated herein or disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company has not: (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money; or (ii) declared or paid any dividend or made any other distribution on or in respect to its capital stock.

2.6. Independent Accountants. To the knowledge of the Company, Friedman LLP (“Auditor”), whose report is filed with the Commission as part of the Registration Statement, the Pricing Disclosure Package and the Prospectus, is an independent registered public accounting firm as required by the Securities Act and the Securities Act Regulations and the rules of the Public Company Accounting Oversight Board. To the knowledge of the Company, the Auditor has not, during the periods covered by the financial statements included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Exchange Act.

2.7. Financial Statements, etc. The financial statements, including the notes thereto and supporting schedules, if any, included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, fairly present in all material respects the financial position of the Company as of the dates shown and their results of operations and the changes in their cash flows for the periods to which they apply; and such financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”), consistently applied throughout the periods involved (provided that unaudited interim financial statements are subject to year-end audit adjustments that are not expected to be material in the aggregate and do not contain all footnotes required by GAAP); and any supporting schedules included in the Registration Statement present fairly in all material respects the information required to be stated therein. The Company does not have any material liabilities or obligations, direct or contingent, that are not disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus. Except as included therein, there are no historical or pro forma financial statements that are required to be included in the Registration Statement, the Pricing Disclosure Package and the Prospectus. The pro forma and pro forma as adjusted financial information and the related notes, if any, included in the Registration Statement, the Pricing Disclosure Package and the Prospectus have been properly compiled and prepared in accordance with the applicable requirements of the Securities Act, the Securities Act Regulations, the Exchange Act and the Exchange Act Regulations and present fairly the information shown therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. All disclosures contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission), if any, comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K of the Securities Act, to the extent applicable. Each of the Registration Statement, the Pricing Disclosure Package and the Prospectus discloses all material off-balance sheet transactions, arrangements, obligations (including contingent obligations), and other relationships of the Company with unconsolidated entities or other persons that may have a material current or future effect on the Company’s financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (a) neither the Company nor any of its direct and indirect subsidiaries, including each entity disclosed or described in the Registration Statement, the Pricing Disclosure Package and the Prospectus as being a subsidiary of the Company (each a “Subsidiary” and collectively, the “Subsidiaries”), has incurred any liabilities or obligations, direct or contingent, that is material to the Company and its Subsidiaries taken as a whole, or entered into any transactions other than in the ordinary course of business that is material to the Company and its Subsidiaries taken as a whole, (b) the Company has not declared or paid any dividends or made any distribution of any kind with respect to its capital stock, (c) there has not been any change in the capital stock of the Company or any of its Subsidiaries, or, other than in the ordinary course of business, any grants under any stock compensation plan, and (d) there has not been any Material Adverse Change in the Company’s long-term or short-term debt.

2.8. Authorized Capital; Options, etc. The Company had, at the date or dates indicated in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the duly authorized, issued and outstanding capitalization as set forth therein. Based on the assumptions stated in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company will have on the Closing Date the adjusted capitalization set forth therein. Except as set forth in, or contemplated by, the Registration Statement, the Pricing Disclosure Package and the Prospectus, on the Effective Date, as of the Applicable Time and on the Closing Date and any Option Closing Date, there will be no options, warrants, or other rights to purchase or otherwise acquire any authorized, but unissued Ordinary Shares or any security convertible or exercisable into Ordinary Share, or any contracts or commitments to issue or sell Ordinary Shares or any such options, warrants, rights or convertible securities.

2.9. Valid Issuance of Securities, etc.

2.9.1. Outstanding Securities. All issued and outstanding securities of the Company issued prior to the transactions contemplated by this Agreement have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company. The Ordinary Shares, preferred shares, and any other securities outstanding or to be outstanding upon consummation of the Offering conform in all material respects to all statements relating thereto contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus. The offers and sales of the issued and outstanding Ordinary Shares were at all relevant times either registered under the Securities Act and the applicable state securities or “blue sky” laws or, based in part on the representations and warranties of the purchasers of such shares, exempt from such registration requirements.

2.9.2. Securities Sold Pursuant to this Agreement. The Shares and Representative’s Warrants have been duly authorized for issuance and sale and, when issued and paid for, will be validly issued, fully paid and non-assessable, free and clear of all liens and preemptive rights imposed by the Company; the holders thereof are not and will not be subject to personal liability by reason of being such holders; the Shares and Representative’s Warrants are not and will not be subject to the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company; and all corporate action required to be taken for the authorization, issuance and sale of the Shares and Representative’s Warrants has been duly and validly taken; the Ordinary Shares issuable upon exercise of the Representative’s Warrants has been duly authorized and reserved for issuance by all necessary corporate action on the part of the Company and when issued in accordance with such Representative’s Warrants, as the case may be, such Ordinary Shares will be validly issued, fully paid and non-assessable. The Shares and the Representative’s Warrants conform in all material respects to all statements with respect thereto contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

2.10. Registration Rights of Third Parties. Except as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus, no holders of any securities of the Company or any rights exercisable for or convertible or exchangeable into securities of the Company have the right to require the Company to register any such securities of the Company under the Securities Act or to include any such securities in a registration statement to be filed by the Company.

2.11. Validity and Binding Effect of Agreements. This Agreement has been duly authorized, executed and delivered by the Company. The Representative’s Warrants have been duly authorized by the Company and, when executed and delivered, will constitute, the valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws; (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought; and (iv) as such enforceability may be limited by the effects of the possible judicial application of foreign laws or foreign governmental or judicial action affecting creditors’ rights.

2.12. No Conflicts, etc. The execution, delivery and performance by the Company of this Agreement, the consummation by the Company of the transactions herein contemplated and the compliance by the Company with the terms hereof do not and will not, with or without the giving of notice or the lapse of time or both: (i) result in a material breach of, or conflict with any of the terms and provisions of, or constitute a material default under, or result in the creation, modification, termination or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its Subsidiaries pursuant to the terms of any agreement or instrument to which the Company or its Subsidiaries is a party; (ii) result in any violation of the provisions of the Company’s Memorandum and Articles of Association (as the same may be amended or restated from time to time, the “Charter”); or (iii) violate any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Entity as of the date hereof, except in the case of clauses (i) and (iii) for such breach, conflict, default or violation which would not reasonably be expected to cause a Material Adverse Change .

2.13. No Defaults; Violations. No default exists in the due performance and observance of any term, covenant or condition of any material license, contract, indenture, mortgage, deed of trust, note, loan or credit agreement, or any other agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the properties or assets of the Company is subject, and, to the Company’s knowledge, no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a default thereunder, except for any such default which would not reasonably be expected to cause a Material Adverse Change. The Company is not in violation of any term or provision of its Charter, or in material violation of any franchise, license, permit, applicable law, rule, regulation, judgment or decree of any Governmental Entity applicable to the Company, except, in the case of such franchise, license, permit, applicable law, rule, regulation, judgment or decree of any Governmental Entity, for any such violation that would not reasonably be expected to cause a Material Adverse Change.

2.14. Corporate Power; Licenses; Consents.

2.14.1. Conduct of Business. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company has all requisite corporate power and authority, and has all necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies that it needs as of the date hereof to conduct its business purpose in all material respects as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, except for the absence of which would not reasonably be expected to have a Material Adverse Change.

2.14.2. Transactions Contemplated Herein. The Company has all corporate power and authority to enter into this Agreement and to carry out the provisions and conditions hereof, and all consents, authorizations, approvals and orders required in connection therewith have been obtained. No consent, authorization or order of, and no filing with, any court, government agency, the Exchange or other body is required for the valid issuance, sale and delivery of the Shares and the consummation of the transactions and agreements contemplated by this Agreement and the delivery of the Representative’s Warrants and as contemplated by the Registration Statement, the Pricing Disclosure Package and the Prospectus, except with respect to applicable Securities Act Regulations, state securities laws, the rules and regulations of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and such consents, authorizations, approvals and orders the failure of which to make or obtain is not reasonably likely to result in a Material Adverse Change.

2.15. D&O Questionnaires. To the Company’s knowledge, all information contained in the questionnaires (the “Questionnaires”) completed by each of the Company’s directors and officers prior to the Offering (the “Insiders”), as supplemented by all information concerning the Company’s directors, officers and principal shareholders as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, provided to the Underwriters, is true and correct in all material respects and the Company has not become aware of any information which would cause the information disclosed in the Questionnaires to become materially inaccurate and incorrect.

2.16. Litigation; Governmental Proceedings. There is no action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental proceeding pending or, to the Company’s knowledge, threatened against, or involving the Company or, to the Company’s knowledge, any executive officer or director that, if determined adversely to the Company, would reasonably be expected to cause a Material Adverse Change, which has not been disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus or in connection with the listing of the Shares and the Representative’s Warrants on the Exchange that has not been disclosed which, in each case, is required to be disclosed.

2.17. Good Standing. Each of the Company and its Subsidiaries has been duly organized and is validly existing and is in good standing under the laws of its respective jurisdiction as of the date hereof, and is duly qualified to do business and, in such jurisdictions in which good standing is recognized, is in good standing in each other jurisdiction in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to qualify, singularly or in the aggregate, would not have or reasonably be expected to result in a Material Adverse Change.

2.18. Insurance. The Company carries or is entitled to the benefits of insurance, (including, without limitation, as to directors and officers insurance coverage), with, to the Company’s knowledge, reputable insurers, in the amount of directors and officers insurance coverage that the Company reasonably believes is adequate and all such insurance is in full force and effect. The Company has no reason to believe that it will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not reasonably be expected to result in a Material Adverse Change.

2.19. Transactions Affecting Disclosure to FINRA.

2.19.1. Finder’s Fees. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no claims, payments, arrangements, agreements or understandings relating to the payment of a finder’s, consulting or origination fee by the Company or any Insider with respect to the sale of the Shares hereunder or any other arrangements, agreements or understandings of the Company or, to the Company’s knowledge, any of its shareholders that may affect the Underwriters’ compensation, as defined by FINRA.

2.19.2. Payments within 180 Days. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company has not made any direct or indirect payments (in cash, securities or otherwise) to: (i) any person, as a finder’s fee, consulting fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who raised or provided capital to the Company; (ii) any FINRA member participating in the offering as defined in FINRA Rule 5110(j)(15) (“Participating FINRA Member”); or (iii) any person or entity that has any direct or indirect affiliation or association with any Participating FINRA Member, within the 180-day period immediately preceding the initial filing of the Registration Statement, other than the payment to the Underwriters as provided hereunder in connection with the Offering, and the Company has not committed to making any direct or indirect payments described in clauses (i)-(iii) in the 60 days following the date hereof.

2.19.3. Use of Proceeds. None of the net proceeds of the Offering will be paid by the Company to any Participating FINRA Member or its affiliates, except as specifically authorized herein.

2.19.4. FINRA Affiliation. There is no (i) officer or director of the Company, (ii) beneficial owner of 10% or more of any class of the Company’s securities or (iii) beneficial owner of the Company’s unregistered equity securities which were acquired during the 180-day period immediately preceding the initial filing of the Registration Statement that, in each case and to the Company’s knowledge, is an affiliate or associated person of a Participating FINRA Member .

2.19.5. Information. All information provided by the Company in its FINRA questionnaire to Representative’s Counsel specifically for use by Representative’s Counsel in connection with Representative’s filings (and related disclosure) with FINRA under FINRA Rule 5110 is true, correct and complete in all material respects.

2.20. Foreign Corrupt Practices Act. Neither the Company nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or any other person acting on behalf of the Company has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is, or may be in a position to help or hinder the business of the Company (or assist it in connection with any actual or proposed transaction) that (i) might subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) if not given in the past, might have had a Material Adverse Change or (iii) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company. The Company has taken reasonable steps to ensure that its accounting controls and procedures are sufficient to cause the Company to comply in all material respects with the Foreign Corrupt Practices Act of 1977, as amended.

2.21. Compliance with OFAC. Neither the Company nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or any other person acting on behalf of the Company, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), and the Company will not, directly or indirectly, use the proceeds of the Offering hereunder, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

2.22. Anti-Money Laundering Laws. The operations of the Company are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the anti-money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Entity (collectively, the “Anti-Money Laundering Laws”); and no action, suit or proceeding by or before any Governmental Entity involving the Company with respect to the Anti-Money Laundering Laws is pending or, to the Company’s knowledge, threatened.

2.23. Officers’ Certificate. Any certificate signed by any duly authorized officer of the Company and delivered to the Representative or to Representative’s Counsel shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

2.24. Lock-Up Agreements. Schedule 3 hereto contains a complete and accurate list of the Company’s officers, directors and each owner of the Company’s outstanding Ordinary Shares (or securities convertible or exercisable into Ordinary Shares) (collectively, the “Lock-Up Parties”). The Company has caused each of the Lock-Up Parties to deliver to the Representative an executed Lock-Up Agreement, in a form substantially similar to that attached hereto as Exhibit B (the “Lock-Up Agreement”), prior to the execution of this Agreement.

2.25. Subsidiaries. The Company’s direct and indirect Subsidiaries are each set forth in the Registration Statement.

2.26. Related Party Transactions. There are no business relationships or related party transactions involving the Company or any other person required to be described in the Registration Statement, the Pricing Disclosure Package and the Prospectus that have not been described as required.

2.27. Board of Directors. The Board of Directors of the Company is comprised of the persons set forth under the heading of the Pricing Prospectus and the Prospectus captioned “Management.” The qualifications of the persons serving as board members and the overall composition of the board and its committees comply with the Exchange Act, the Exchange Act Regulations, the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder (the “Sarbanes-Oxley Act”) applicable to the Company and the listing rules of the Exchange. At least one member of the Audit Committee of the Board of Directors of the Company qualifies as an “audit committee financial expert,” as such term is defined under Regulation S-K and the listing rules of the Exchange. In addition, at least a majority of the persons serving on the Board of Directors qualify as “independent,” as defined under the listing rules of the Exchange.

2.28. Sarbanes-Oxley Compliance.

2.28.1. Disclosure Controls. Except as disclosed in the Registration Statement, Pricing Disclosure Package and the Prospectus, the Company has developed and currently maintains disclosure controls and procedures that will comply with Rule 13a-15 or 15d-15 under the Exchange Act Regulations, and such controls and procedures are effective to ensure that all material information concerning the Company will be made known on a timely basis to the individuals responsible for the preparation of the Company’s Exchange Act filings and other public disclosure documents.

2.28.2. Compliance. The Company is, or at the Applicable Time and on the Closing Date and each Option Closing Date, if any, will be, in material compliance with the provisions of the Sarbanes-Oxley Act applicable to it, and has implemented or will implement such programs and has taken reasonable steps to ensure the Company’s future compliance (not later than the relevant statutory and regulatory deadlines therefor) with all of the material provisions of the Sarbanes-Oxley Act then applicable to the Company.

2.29. Accounting Controls. Except as disclosed in the Registration Statement, Pricing Disclosure Package and the Prospectus, the Company maintains systems of “internal control over financial reporting” (as defined under Rules 13a-15 and 15d-15 under the Exchange Act Regulations) that comply in all material respects with the requirements of the Exchange Act and have been designed by, or under the supervision of, its respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company is not aware of any material weaknesses in its internal control over financial reporting, and, if applicable, with respect to such remedial actions disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company represents that it has taken all remedial actions set forth in such disclosure. To the Company’s knowledge, the Company’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are known to the Company’s management and that have adversely affected or are reasonably likely to adversely affect the Company’ ability to record, process, summarize and report financial information; and (ii) any fraud known to the Company’s management, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

2.30. No Investment Company Status. The Company is not and, after giving effect to the Offering and the application of the proceeds thereof as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, will not be, required to register as an “investment company,” as defined in the Investment Company Act of 1940, as amended.

2.31. Absence of Labor Disputes; Compliance with Labor Laws. No material labor dispute with the employees or third-party contractors of the Company or any of its Subsidiaries, exists, or, to the knowledge of the Company, is imminent; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of the principal suppliers, manufacturers or contractors of the Company and its Subsidiaries, except as would not reasonably be expected to cause a Material Adverse Change. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company and its Subsidiaries are and have been at all times in material compliance with all applicable labor laws and regulations, and no governmental investigation or proceedings with respect to labor law compliance exists or, to the knowledge of the Company, is imminent.

2.32. Intellectual Property Rights. Except as would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Change, the Company owns or possesses or has valid rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets and similar rights (“Intellectual Property Rights”) necessary for the conduct of the business of the Company as currently carried on and as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus. To the knowledge of the Company, no action or use by the Company necessary for the conduct of its business as currently carried on and as described in the Registration Statement and the Prospectus would reasonably be expected to involve or give rise to any infringement of, or license or similar fees for, any Intellectual Property Rights of others, except as would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Change. The Company has not received any written notice alleging any such infringement, fee or conflict with asserted Intellectual Property Rights of others. Except as would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Change (A) to the knowledge of the Company, there is no infringement, misappropriation or violation by third parties of any of the Intellectual Property Rights owned by the Company; (B) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the rights of the Company in or to any such Intellectual Property Rights, and the Company is unaware of any facts which would form a reasonable basis for any such claim, that would, individually or in the aggregate, together with any other claims in this Section 2.32, reasonably be expected to result in a Material Adverse Change; (C) the Intellectual Property Rights owned by the Company and, to the knowledge of the Company, the Intellectual Property Rights licensed to the Company have not been adjudged by a court of competent jurisdiction invalid or unenforceable, in whole or in part, and there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property Rights, and the Company is unaware of any facts which would form a reasonable basis for any such claim that would, individually or in the aggregate, together with any other claims in this Section 2.32, reasonably be expected to result in a Material Adverse Change; (D) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company infringes, misappropriates or otherwise violates any Intellectual Property Rights or other proprietary rights of others, the Company has not received any written notice of such claim and the Company is unaware of any other facts which would form a reasonable basis for any such claim that would, individually or in the aggregate, together with any other claims in this Section 2.32, reasonably be expected to result in a Material Adverse Change; and (E) to the Company’s knowledge, no employee of the Company is in or has ever been in violation in any material respect of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement or any restrictive covenant to or with a former employer where the basis of such violation relates to such employee’s employment with the Company, or actions undertaken by the employee while employed with the Company and could reasonably be expected to result, individually or in the aggregate, in a Material Adverse Change. To the Company’s knowledge, all material technical information developed by and belonging to the Company which has not been patented has been kept confidential. The Company is not a party to or bound by any options, licenses or agreements with respect to the Intellectual Property Rights of any other person or entity that are required to be set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus and are not described therein. The Registration Statement, the Pricing Disclosure Package and the Prospectus contain in all material respects the same description of the matters set forth in the preceding sentence. None of the technology employed by the Company has been obtained or is being used by the Company in violation of any contractual obligation binding on the Company or, to the Company’s knowledge, any of its officers, directors or employees, or otherwise in violation of the rights of any persons.

2.33. Taxes. The Company has filed all returns (as hereinafter defined) required to be filed with taxing authorities prior to the date hereof or has duly obtained extensions of time for the filing thereof, except in any case in which the failure so to file would not reasonably be expected to cause a Material Adverse Change. The Company has paid all taxes (as hereinafter defined) shown as due on such returns that were filed and has paid all taxes imposed on or assessed against the Company, except for any such taxes that are currently being contested in good faith or as would not reasonably be expected to cause a Material Adverse Change. The provisions for taxes payable, if any, shown on the financial statements filed with or as part of the Registration Statement are sufficient for all accrued and unpaid taxes, whether or not disputed, and for all periods to and including the dates of such consolidated financial statements. Except as disclosed in writing to the Underwriters, (i) no material issues have been raised (and are currently pending) by any taxing authority in connection with any of the returns or taxes asserted as due from the Company, and (ii) no waivers of statutes of limitation with respect to the returns or collection of taxes have been given by or requested from the Company. The term “taxes” means all federal, state, local, foreign and other net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, windfall profits, customs, duties or other taxes, fees, assessments or charges of any kind whatever, together with any interest and any penalties, additions to tax or additional amounts with respect thereto. The term “returns” means all returns, declarations, reports, statements and other documents required to be filed in respect to taxes.

2.34. ERISA Compliance. The Company is not subject to the Employee Retirement Income Security Act of 1974, as amended, or the regulations and published interpretations thereunder.

2.35. Compliance with Laws. Except as otherwise disclosed in the Registration Statement, Pricing Disclosure Package and Prospectus and as would not, individually or in the aggregate, be expected to result in a Material Adverse Change, each of the Company and its Subsidiaries: (A) is and at all times has been in compliance with all statutes, rules, or regulations applicable to the ownership, research, testing, development, manufacture, packaging, processing, use, distribution, marketing, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any product manufactured or distributed by the Company (“Applicable Laws”), except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Change; (B) has not received any warning letter, untitled letter or other written correspondence or written notice from any other governmental authority alleging or asserting noncompliance with any Applicable Laws or any licenses, certificates, approvals, clearances, authorizations, permits and supplements or amendments thereto required by any such Applicable Laws (“Authorizations”); (C) possesses all material Authorizations and such material Authorizations are valid and in full force and effect and are not in material violation of any term of any such Authorizations; (D) has not received written notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any governmental authority or third party alleging that any product operation or activity is in violation of any Applicable Laws or Authorizations and has no knowledge that any such governmental authority or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding that if brought would result in a Material Adverse Change; (E) has not received written notice that any Governmental Authority has taken, is taking or intends to take action to limit, suspend, modify or revoke any Authorizations and has no knowledge that any such Governmental Authority is threatening such action; (F) has filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and correct in all material respects on the date filed (or were corrected or supplemented by a subsequent submission); and (G) has not, either voluntarily or involuntarily, initiated, conducted, or issued or caused to be initiated, conducted or issued, any recall, market withdrawal or replacement, safety alert, post-sale warning, or other notice or action relating to the alleged lack of safety of any product or any alleged product defect or violation and, to the Company’s knowledge, no third party has initiated, conducted or intends to initiate any such notice or action.

2.36. Foreign Private Issuer. The Company is a “foreign private issuer,” as such term is defined in Rule 405 under the Securities Act.

2.37. Real Property. Except as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company has good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real or personal property which are material to the business of the Company, in each case free and clear of all liens, encumbrances, security interests, claims and defects that do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company; and all of the leases and subleases material to the business of the Company and under which the Company holds properties described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, are in full force and effect, and the Company has not received any written notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company to the continued possession of the leased or subleased premises under any such lease or sublease, which would result in a Material Adverse Change.

2.38. Contracts Affecting Capital. There are no transactions, arrangements or other relationships between and/or among the Company, any of its affiliates (as such term is defined in Rule 405 of the Securities Act Regulations) and any unconsolidated entity, including, but not limited to, any structured finance, special purpose or limited purpose entity that could reasonably be expected to materially affect the Company’s liquidity or the availability of or requirements for their capital resources required to be described in the Registration Statement, the Pricing Disclosure Package and the Prospectus which have not been as required.

2.39. Loans to Directors or Officers. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees or indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members, except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

2.40. Industry Data; Forward-looking statements. The statistical and market-related data included in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus are based on or derived from sources that the Company reasonably and in good faith believes are reliable and accurate or represent the Company’s good faith estimates that are made on the basis of data derived from such sources. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

2.41. Electronic Road Show. The Company has made available a Bona Fide Electronic Road Show in compliance with Rule 433(d)(8)(ii) of the Securities Act Regulations such that no filing of any “road show” (as defined in Rule 433(h) of the Securities Act Regulations) is required in connection with the Offering.

2.42. Margin Securities. The Company owns no “margin securities” as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”), and none of the proceeds of Offering will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Ordinary Shares to be considered a “purpose credit” within the meanings of Regulation T, U or X of the Federal Reserve Board.

2.43. Passive Foreign Investment Company Status. Based on the Company’s current estimates of its gross income and the value of its gross assets (including goodwill) and the manner in which the Company conducts its business, the Company was not a Passive Foreign Investment Company within the meaning of Section 1297 of the Code (a “PFIC”) for the taxable year ended December 31, 2022 and does not expect that it will become a PFIC for the taxable year ending December 31, 2023.

2.44. Lending Relationships. Except as disclosed in the Pricing Disclosure Package, Registration Statement and the Prospectus, the Company (i) does not have any material lending or other relationship with any bank or lending affiliate of the Underwriters and (ii) does not intend to use any of the proceeds from the sale of the Securities hereunder to repay any outstanding debt owed to any affiliate of the Underwriters.

2.45. eXtensible Business Reporting Language. The Company is not required to include or incorporate by reference interactive data in eXtensible Business Reporting Language in the Registration Statement, the Pricing Disclosure Package and the Prospectus or any of its filings with the Commission.

2.46. Emerging Growth Company. From the time of the initial confidential submission of the Registration Statement to the Commission (or, if earlier, the first date on which the Company engaged directly in or through any Person authorized to act on its behalf in any Testing-the-Waters Communication) through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a) under the Securities Act (an “Emerging Growth Company”). “Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Section 5(d) or Rule 163B under the Securities Act.

2.47. Testing-the-Waters Communications. The Company has not (i) engaged in any Testing-the-Waters Communications, other than Testing-the-Waters Communications with the consent of the Representative and with entities that are qualified institutional buyers within the meaning of Rule 144A under the Securities Act or institutions that are accredited investors within the meaning of Rule 501 under the Securities Act and (ii) authorized anyone other than the Representative to engage in Testing-the-Waters Communications. The Company confirms that the Representative has been authorized to act on its behalf in undertaking Testing-the-Waters Communications. The Company has not distributed any Written Testing-the-Waters Communications other than those listed on Schedule 2-C hereto. “Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act.

2A. Representations and Warranties of the Company Relating to Cayman Islands Legal Matters. The Company represents, warrants and covenants to the several Underwriters, as of the Applicable Time, as of the Closing Date and as of any Option Closing Date, if any, as follows:

2A.1. Subject to conducting the Offering as provided for in the Section titled “Underwriting” in the Preliminary Prospectus, the Company is not required to publish a prospectus in the Cayman Islands under the Cayman Islands laws with respect to the offer and sale of the Shares and the Representative’s Warrants.

2A.2. There are no proceedings that have been instituted in the Cayman Islands for the dissolution of the Company or any Subsidiary.

2A.3. Assuming that the Underwriters do not maintain a permanent establishment in the Cayman Islands, are not otherwise subject to taxation in the Cayman Islands, or are exempt therefrom, the issuance, delivery and sale to the Underwriters of the Shares to be sold by the Company hereunder are not subject to any tax imposed by the Cayman Islands or any political subdivision thereof.

2A.4. Neither the Company nor any of its properties or assets has any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) under the laws of the Cayman Islands.

2A.5. The Company has duly designated Puglisi & Associates as its authorized agent to receive service of process.

2A.6. No stamp duty or similar tax or duty is payable under applicable laws or regulations of the Cayman Islands in connection with the creation, issuance or delivery of the Shares and the Representative’s Warrants.

2A.7. Subject to the conditions, exceptions and qualifications set forth in the Registration Statement, and the Prospectus, a final and conclusive judgment against the Company for a definitive sum of money entered by any court in the United States may be enforced by a Cayman Islands court.

2A.8. The choice of the laws of the State of New York as the governing law of this Agreement is a valid choice of law under the laws of the Cayman Islands.

2B. Representations and Warranties of the Company Relating to China Legal Matters. The Company represents, warrants and covenants to the several Underwriters, as of the Applicable Time, as of the Closing Date and as of any Option Closing Date, if any, as follows:

2B.1. Compliance with SAFE Rules and Regulations. Except as otherwise disclosed in Disclosure Package and the Prospectus, the Company has taken reasonable steps to cause the Company’s principal shareholders who are residents or citizens of the People’s Republic of China (the “PRC”), to comply with any applicable rules and regulations of the State Administration of Foreign Exchange (“SAFE”) relating to such shareholders’ shareholding with the Company (the “SAFE Rules and Regulations”), including, without limitation, taking reasonable steps to require each shareholder that is, or is directly or indirectly owned or controlled by, a resident or citizen of the PRC to complete any registration and other procedures required under applicable SAFE Rules and Regulations.

2B.2. M&A Rules. The Company is aware of and has been advised as to the content of the Rules on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors jointly promulgated by the Ministry of Commerce, the State Assets Supervision and Administration Commission, the State Tax Administration, the State Administration of Industry and Commerce, the China Securities Regulatory Commission (“CSRC”) and SAFE on August 8, 2006 and amended on June 22, 2009 (the “M&A Rules”), in particular the relevant provisions thereof that purport to require an overseas special purpose vehicle formed for listing purposes through acquisitions of PRC domestic companies and controlled by PRC companies or individuals to obtain the approval of the CSRC prior to the listing and trading of such special purpose vehicle’s securities on an overseas stock exchange; the Company has received legal advice specifically with respect to the M&A Rules from its PRC counsel and based on such legal advice, the Company confirms with the Underwriters:

(i) Except as disclosed in the Disclosure Materials, Registration Statement and the Prospectus, the issuance and sale of the Offered Securities, the listing and trading of the Offered Securities on the Nasdaq Capital Market and the consummation of the transactions contemplated by this Agreement are not and will not be, as of the date hereof, at the Closing Date or Option Closing Date, materially affected by the M&A Rules or any official clarifications, guidance, interpretations or implementation rules in connection with or related to the M&A Rules as amended as of the date hereof (collectively, the “M&A Rules and Related Clarifications”).

(ii) Except as disclosed in the Disclosure Materials, Registration Statement and the Prospectus, as of the date hereof, the M&A Rules and Related Classifications did not and do not require the Company to obtain the approval of the CSRC prior to the issuance and sale of the Offered Securities, the listing and trading of the Offered Securities on the Nasdaq Capital Market, or the consummation of the transactions contemplated by this Agreement.

2B.3. Variable Interest Entity Structure and Valid Title. Beijing Lemeng Interactive Technology Co., Ltd. (the “VIE”), and its subsidiaries, is a limited liability company organized under the laws of the PRC and has legal and valid title to all of its properties and assets, free and clear of all liens, charges, encumbrances, equities, claims, options and restrictions except such as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by such entity; except as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, each lease agreement to which it is a party is duly executed and legally binding; its leasehold interests are set forth in and governed by the terms of any lease agreements, and, to the knowledge of the Company, such agreements are valid, binding and enforceable in accordance with their respective terms under PRC law; and the VIE does not own, operate, manage or has any other right or interest in any other material real property of any kind, except as described in the Registration Statement, the Pricing Disclosure Package or the Prospectus.

2B.4. VIE Agreements.

(i) The description of the corporate structure of the Company and each of the contracts between the Company and the VIE (each a “VIE Agreement” and collectively the “VIE Agreements”), as set forth in the Prospectus under the caption “Prospectus Summary – Company Structure – Contractual Arrangements with the VIE” and filed as Exhibits 10.3 through 10.11 to the Registration Statement, is true and accurate in all material respects and nothing has been omitted from such description which would make it misleading. There is no other material agreement, contract or other document relating to the corporate structure or the operation of the Company together with its Subsidiaries and the VIE taken as a whole, which has not been previously disclosed or made available to the Underwriters and disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(ii) Each VIE Agreement has been duly authorized, executed and delivered by parties thereto and constitutes a valid and legally binding obligation, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. No consent, approval, authorization, or order of, or filing or registration with, any person (including any governmental agency or body or any court) is required for the performance of the obligations under any VIE Agreement by the parties thereto, other than those as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus; and no consent, approval, authorization, order, filing or registration that has been obtained is being withdrawn or revoked or is subject to any condition precedent which has not been fulfilled or performed. Except as disclosed in the Registration Statement, the Pricing Disclosure Package or the Prospectus, the corporate structure of the Company complies with all applicable laws and regulations of the PRC, and neither the corporate structure nor the VIE Agreements violate, breach, contravene or otherwise conflict with any applicable laws of the PRC. Except as otherwise disclosed in the Registration Statement, Pricing Disclosure Package and the Prospectus, there is no legal or governmental proceeding, inquiry or investigation pending against the Company, the Subsidiaries or the VIE in any jurisdiction challenging the validity of any of the VIE Agreements, and to the knowledge of the Company, no such proceeding, inquiry or investigation is threatened in any jurisdiction.

3. Covenants of the Company. The Company covenants and agrees as follows:

3.1. Amendments to Registration Statement. The Company shall deliver to the Representative, prior to filing, any amendment or supplement to the Registration Statement or Prospectus proposed to be filed after the Effective Date and not file any such amendment or supplement to which the Representative shall reasonably object in writing.

3.2. Federal Securities Laws.

3.2.1. Compliance. The Company, subject to Section 3.2.2, shall comply with the requirements of Rule 430A of the Securities Act Regulations, and will notify the Representative promptly, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective or any amendment or supplement to the Prospectus shall have been filed; (ii) of the receipt of any comments from the Commission; (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information; (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, or of the suspension of the qualification of the Shares and the Representative’s Warrants for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(d) or 8(e) of the Securities Act concerning the Registration Statement and (v) if the Company becomes the subject of a proceeding under Section 8A of the Securities Act in connection with the Offering of the Shares and Representative’s Warrants. The Company shall effect all filings required under Rule 424(b) of the Securities Act Regulations, in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and shall take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company shall use its best efforts to prevent the issuance of any stop order, prevention or suspension and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment.

3.2.2. Continued Compliance. The Company shall comply with the Securities Act, the Securities Act Regulations, the Exchange Act and the Exchange Act Regulations so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and in the Registration Statement, the Pricing Disclosure Package and the Prospectus. If at any time when a prospectus relating to the Shares is (or, but for the exception afforded by Rule 172 of the Securities Act Regulations (“Rule 172”), would be) required by the Securities Act to be delivered in connection with sales of the Shares, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to (i) amend the Registration Statement in order that the Registration Statement will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) amend or supplement the Pricing Disclosure Package or the Prospectus in order that the Pricing Disclosure Package or the Prospectus, as the case may be, will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser or (iii) amend the Registration Statement or amend or supplement the Pricing Disclosure Package or the Prospectus, as the case may be, in order to comply with the requirements of the Securities Act or the Securities Act Regulations, the Company will promptly (A) give the Representative notice of such event; (B) prepare any amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement, the Pricing Disclosure Package or the Prospectus comply with such requirements and, a reasonable amount of time prior to any proposed filing or use, furnish the Representative with copies of any such amendment or supplement and (C) file with the Commission any such amendment or supplement; provided that the Company shall not file or use any such amendment or supplement to which the Representative or Representative’s Counsel shall reasonably object. The Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request. The Company has given the Representative notice of any filings made pursuant to the Exchange Act or the Exchange Act Regulations within 48 hours prior to the Applicable Time. The Company shall give the Representative notice of its intention to make any such filing from the Applicable Time until the later of the Closing Date and the exercise in full or expiration of the Over-allotment Option specified in Section 1.2 hereof and will furnish the Representative with copies of the related document(s) a reasonable amount of time prior to such proposed filing, as the case may be, and will not file or use any such document to which the Representative or counsel for the Underwriters shall reasonably object.

3.2.3. Exchange Act Registration. Until three (3) years after the date of this Agreement, the Company shall use its commercially reasonable efforts to maintain the registration of the Ordinary Shares under the Exchange Act.

3.2.4. Free Writing Prospectus. The Company agrees that, unless it obtains the prior consent of the Representative, it shall not make any offer relating to the Shares that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus,” or a portion thereof, required to be filed by the Company with the Commission or retained by the Company under Rule 433; provided that the Representative shall be deemed to have consented to each Issuer General Use Free Writing Prospectus set forth in Schedule 2-B and any “road show that is a written communication” within the meaning of Rule 433(d)(8)(i) that has been reviewed by the Representative. The Company represents that it has treated or agrees that it will treat each such free writing prospectus consented to, or deemed consented to, by the Underwriters as an “issuer free writing prospectus,” as defined in Rule 433, and that it has complied and will comply with the applicable requirements of Rule 433 with respect thereto, including timely filing with the Commission where required, legending and record keeping. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Underwriters and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

3.2.5. Testing-the-Waters Communications. If at any time following the distribution of any Written Testing-the-Waters Communication there occurred or occurs an event or development as a result of which such Written Testing-the-Waters Communication included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company shall promptly notify the Representative and shall promptly amend or supplement, at its own expense, such Written Testing-the-Waters Communication to eliminate or correct such untrue statement or omission.

3.3. Delivery to the Underwriters of Registration Statements. The Company has delivered or made available or shall deliver or make available to the Representative and Representative’s Counsel, without charge, signed copies of the Registration Statement as originally filed and each amendment thereto (including exhibits filed therewith) and signed copies of all consents and certificates of experts, and upon request will also deliver to the Underwriters, without charge, a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

3.4. Delivery to the Underwriters of Prospectuses. The Company has delivered or made available or will deliver or make available to each Underwriter, without charge, as many copies of each Preliminary Prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the Securities Act. The Company will furnish to each Underwriter, without charge, during the period when a prospectus relating to the Shares is (or, but for the exception afforded by Rule 172, would be) required to be delivered under the Securities Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

3.5. Effectiveness and Events Requiring Notice to the Representative. The Company shall use its commercially reasonable efforts to cause the Registration Statement covering the issuance of Ordinary Shares underlying the Representative’s Warrants to remain effective with a current prospectus for at least nine (9) months after the Applicable Time, and shall notify the Representative immediately and confirm the notice in writing: (i) of the cessation of the effectiveness of the Registration Statement and any amendment thereto; (ii) of the issuance by the Commission of any stop order or of the initiation, or the threatening, of any proceeding for that purpose; (iii) of the issuance by any state securities commission of any proceedings for the suspension of the qualification of the shares underlying the Representative’s Warrants for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for that purpose; (iv) of the mailing and delivery to the Commission for filing of any amendment or supplement to the Registration Statement or Prospectus; (v) of the receipt of any comments or request for any additional information from the Commission; and (vi) of the happening of any event during the period described in this Section 3.5 that, in the judgment of the Company, makes any statement of a material fact made in the Registration Statement, the Pricing Disclosure Package or the Prospectus untrue or that requires the making of any changes in (a) the Registration Statement in order to make the statements therein not misleading, or (b) in the Pricing Disclosure Package or the Prospectus in order to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Commission or any state securities commission shall enter a stop order or suspend such qualification at any time, the Company shall use its commercially reasonable efforts to obtain promptly the lifting of such order.

3.6. Review of Financial Statements. For a period of three (3) years after the date of this Agreement, the Company, at its expense, shall cause its regularly engaged independent registered public accounting firm to review (but not audit) the Company’s financial statements for each of the three fiscal quarters immediately preceding the announcement of any quarterly financial information.

3.7. Listing. The Company shall make every reasonable effort to maintain the listing of the Shares and the Ordinary Shares underlying the Representative’s Warrant on the Exchange for at least three (3) years from the date of this Agreement.

3.8. Financial Public Relations Firm. As of the Effective Date, the Company shall have retained a financial public relations firm that is reasonably acceptable to the Representative and the Company, which firm shall be experienced in assisting issuers in initial public offerings of securities and in their relations with their security holders.

3.9. Reports to the Representative.

3.9.1. Periodic Reports, etc. For a period of three (3) years after the date of this Agreement, the Company shall furnish or make available to the Representative copies of such financial statements and other periodic and special reports as the Company from time to time furnishes generally to holders of any class of its securities and also furnish or make available to the Representative: (i) a copy of each periodic report the Company shall be required to file with the Commission under the Exchange Act and the Exchange Act Regulations; (ii) a copy of every press release and every news item and article with respect to the Company or its affairs which was released by the Company; (iii) a copy of each Form 8-K prepared and filed by the Company; (iv) a copy of each registration statement filed by the Company under the Securities Act; and (v) such additional documents and information with respect to the Company and the affairs of any future subsidiaries of the Company as the Representative may from time to time reasonably request; provided the Representative shall sign, if requested by the Company, a Regulation FD compliant confidentiality agreement which is reasonably acceptable to the Representative and Representative’s Counsel in connection with the Representative’ receipt of such information. Documents filed with the Commission pursuant to its EDGAR system shall be deemed to have been delivered to the Representative pursuant to this Section 3.9.1.

3.10. Payment of Expenses

3.10.1. General Expenses Related to the Offering. The Company hereby agrees to pay on each of the Closing Date and the Option Closing Date, if any, to the extent not paid at the Closing Date, all expenses incident to the performance of the obligations of the Company under this Agreement, including, but not limited to: (a) all filing fees and communication expenses relating to the registration of the Shares to be sold in the Offering (including the Over-allotment Option) with the Commission and the listing of such Shares on the Exchange; (b) all Public Filing System filing fees associated with the review of the Offering by FINRA; (c) all fees, expenses and disbursements relating to the registration or qualification of the Shares under the “blue sky” securities laws of such states and other jurisdictions as the Representative may reasonably designate (including, without limitation, all filing and registration fees); (d) all fees, expenses and disbursements relating to the registration, qualification or exemption of the Shares under the securities laws of such foreign jurisdictions as the Representative may reasonably designate; (e) the costs associated with receiving commemorative mementos and lucite tombstones; (f) fees and expenses of the Representative’s Counsel; (g) the Underwriters’ “road show” expenses for the Offering, (h) all fees, expenses and disbursements relating to background checks of the Company’s officers and directors up to $7,500, and (i) the Underwriters’ use of Ipreo’s book-building, prospectus tracking and compliance software for the Offering; provided that the total expenses payable by the Company that are set forth in clauses (e) through (i) hereunder shall not exceed an aggregate of $207,500. The Representative may deduct from the net proceeds of the Offering payable to the Company on the Closing Date, or the Option Closing Date, if any, the expenses set forth herein to be paid by the Company to the Underwriters; provided, however, that in the event that the Offering is terminated, the Company agrees to reimburse the Underwriters pursuant to Section 7.3 hereof.

3.10.2. Non-accountable Expenses. The Company further agrees that, in addition to the expenses payable pursuant to Section 3.10.1, on the Closing Date it shall pay to the Representative, by deduction from the net proceeds of the Offering contemplated herein, a non-accountable expense allowance equal to 1% of the aggregate gross proceeds of the Offering.

3.11. Application of Net Proceeds. The Company shall apply the net proceeds from the Offering received by it in a manner consistent with the application thereof described under the caption “Use of Proceeds” in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

3.12. Delivery of Earnings Statements to Security Holders. The Company shall make generally available to its security holders as soon as practicable, but not later than the first day of the fifteenth (15th) full calendar month following the date of this Agreement, an earnings statement (which need not be certified by independent registered public accounting firm unless required by the Securities Act or the Securities Act Regulations, but which shall satisfy the provisions of Rule 158(a) under Section 11(a) of the Securities Act) covering a period of at least twelve (12) consecutive months beginning after the date of this Agreement, provided that the Company will be deemed to have furnished such earnings statement to its security holders by Exchange Act reports that are filed with the Commission and available on the EDGAR system.

3.13. Stabilization. Neither the Company nor, to its knowledge, any of its employees, directors or shareholders has taken or shall take, directly or indirectly, any action designed to or that has constituted or that might reasonably be expected to cause or result in, under Regulation M of the Exchange Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or otherwise, and the Company shall, and shall cause each of its affiliates to, comply with all applicable provisions of Regulation M of the Exchange Act.

3.14. Internal Controls. Except to the extent disclosed in the Registration Statement, Pricing Disclosure Package and Prospectus, the Company shall maintain a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary in order to permit preparation of financial statements in accordance with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

3.15. Accountants. As of the date of this Agreement, the Company has retained an independent registered public accounting firm reasonably acceptable to the Representative, and the Company shall continue to retain a nationally recognized independent registered public accounting firm for a period of at least three (3) years after the date of this Agreement during such time as the Shares are listed on the Exchange. The Representative acknowledges that the Auditor is acceptable to the Representative.

3.16. FINRA. The Company shall advise the Representative (who shall make an appropriate filing with FINRA) if it is or becomes aware that (i) any officer or director of the Company, (ii) any beneficial owner of 10% or more of any class of the Company’s securities or (iii) any beneficial owner of the Company’s unregistered equity securities which were acquired during the 180 days immediately preceding the initial filing of the original Registration Statement is or becomes an affiliate or associated person of a Participating FINRA Member.

3.17. No Fiduciary Duties. The Company acknowledges and agrees that the Underwriters’ responsibility to the Company is solely contractual in nature and that none of the Underwriters or their affiliates or any selling agent shall be deemed to be acting in a fiduciary capacity, or otherwise owes any fiduciary duty to the Company or any of its affiliates in connection with the Offering and the other transactions contemplated by this Agreement.

3.18. Company Lock-Up. The Company, on behalf of itself and any successor entity, agrees that, without the prior written consent of the Representative, it will not, for a period of six (6) months after the date of this Agreement (the “Lock-Up Period”), (i) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company, in each case, whether in conjunction with another broker-dealer or on the Company’s own volition; (ii) file or cause to be filed any registration statement with the Commission relating to the offering of any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company (other than pursuant to a registration statement on Form S-8 for equity incentive plans or employee benefit plans); or (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of capital stock of the Company, whether any such transaction described in clause (i), (ii) or (iii) above is to be settled by delivery of shares of capital stock of the Company or such other securities, in cash or otherwise. The restrictions contained in this section shall not apply to (i) the Shares and the Representative’s Warrants and shares underlying the Representative’s Warrants to be sold hereunder; (ii) any subsequent offering that is priced at more than 125% of the offering price; (iii) the issuance by the Company of Ordinary Shares upon the exercise of an outstanding option or warrant or the conversion of a security outstanding on the date hereof or disclosed in the Registration Statement and the Pricing Disclosure Package; (iv) the issuance by the Company of stock options or other stock-based awards of the Company under any equity incentive plan or employee benefit plan; and (v) the issuance, or entry into an agreement to issue, capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company, in connection with any merger, joint venture, strategic alliance, commercial, lending or other collaborative or strategic transaction or the acquisition or license of the business, property, technology or other assets of another individual or entity or the assumption of any employee benefit plan in connection with a merger or acquisition.

3.19. Release of D&O Lock-up Period. If the Representative, in its sole discretion, agrees to release or waive the restrictions set forth in the Lock-Up Agreements described in Section 2.24 hereof for an officer or director of the Company and provides the Company with notice of the impending release or waiver at least three (3) Business Days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver by a press release in a form to be reasonably agreed upon between the Company and the Representative.

3.20. Blue Sky Qualifications. The Company shall use its commercially reasonable efforts, in cooperation with the Underwriters, if necessary, to qualify the Shares for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representative may designate and to maintain such qualifications in effect so long as required to complete the distribution of the Shares; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

3.21. Reporting Requirements. The Company, during the period when a prospectus relating to the Shares is (or, but for the exception afforded by Rule 172, would be) required to be delivered under the Securities Act, will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act and Exchange Act Regulations. Additionally, the Company shall report the use of proceeds from the issuance of the Shares as may be required under Rule 463 under the Securities Act Regulations.

3.22. Emerging Growth Company Status. The Company shall promptly notify the Representative if the Company ceases to be an Emerging Growth Company at any time prior to the later of (i) completion of the distribution of the Shares within the meaning under the Securities Act and (ii) fifteen (15) days following the completion of the Lock-Up Period.

4. Conditions of Underwriters’ Obligations. The obligations of the Underwriters to purchase and pay for the Shares, as provided herein, shall be subject to (i) the continuing accuracy of the representations and warranties of the Company as of the date hereof and as of each of the Closing Date and each Option Closing Date, if any; (ii) the accuracy of the statements of officers of the Company made pursuant to the provisions hereof; (iii) the performance by the Company of its obligations hereunder; and (iv) the following conditions:

4.1. Regulatory Matters.

4.1.1. Effectiveness of Registration Statement; Rule 430A Information. The Registration Statement has become effective not later than 5:00 p.m., Eastern time, on the date of this Agreement or such later date and time as shall be consented to in writing by the Representative, and, at each of the Closing Date and any Option Closing Date, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the Securities Act, no order preventing or suspending the use of any Preliminary Prospectus or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the Company’s knowledge, contemplated by the Commission. The Company has complied with each request (if any) from the Commission for additional information. The Prospectus containing the Rule 430A Information shall have been filed with the Commission in the manner and within the time frame required by Rule 424(b) (without reliance on Rule 424(b)(8)) or a post-effective amendment providing such information shall have been filed with, and declared effective by, the Commission in accordance with the requirements of Rule 430A.

4.1.2. FINRA Clearance. On or before the date of this Agreement, the Representative shall have received correspondence from FINRA that it will raise no objection as to the underwriting terms and arrangements and amount of compensation allowable or payable to the Underwriters as described in the Registration Statement.

4.1.3. Listing. On the Closing Date, the Firm Shares shall have been approved for listing on the Exchange, subject only to official notice of issuance. On the first Option Closing Date (if any), the Option Shares shall have been approved for listing on the Exchange, subject only to official notice of issuance.

4.2. Company Counsel Matters.

4.2.1. Opinion of U.S. Counsel for the Company. Kaufman & Canoles, P.C., U.S. counsel to the Company, shall have furnished to the Representative (i) such counsel’s written opinion, as counsel to the Company, addressed to the Representative on behalf of itself and the Underwriters and dated the Closing Date and any Option Closing Date (if such date is other than the Closing Date) and (ii) a written statement providing certain “10b-5” negative assurances, addressed to the Representative on behalf of itself and the Underwriters and dated the Closing Date and any Option Closing Date (if such date is other than the Closing Date), each in a form reasonably satisfactory to the Representative and Representative’s Counsel.

4.2.2. Opinion of Cayman Islands Counsel for the Company. Ogier, Cayman Islands counsel to the Company, shall have furnished to the Representative such counsel’s written opinion, as counsel to the Company, addressed to the Representative on behalf of itself and the Underwriters and dated the Closing Date and any Option Closing Date (if such date is other than the Closing Date), in a form reasonably satisfactory to the Representative and Representative’s Counsel.

4.2.3. Opinion of PRC Counsel for the Company . Jingtian&Gongcheng, PRC counsel to the Company, shall have furnished to the Company such counsel’s written opinion, as counsel to the Company, copied to the Representative on behalf of itself and the Underwriters and dated the Closing Date and any Option Closing Date (if such date is other than the Closing Date), in a form reasonably satisfactory to the Representative and Representative’s Counsel.

4.2.4. Reliance. In rendering such opinions, such counsel may rely: (i) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to the Representative) of other counsel reasonably acceptable to the Representative, familiar with the applicable laws; and (ii) as to matters of fact, to the extent they deem proper, on certificates or other written statements of officers of the Company and officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company, provided that copies of any such statements or certificates shall be delivered to Representative’s Counsel if requested.

4.3. Comfort Letters.

4.3.1. Cold Comfort Letter. At the time that this Agreement is executed, the Representative shall have received a cold comfort letter from the Auditor containing statements and information of the type customarily included in accountants’ comfort letters with respect to the financial statements and certain financial information contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus, addressed to the Underwriters and in form and substance satisfactory in all respects to you and to the Auditor, dated as of the date of this Agreement.

4.3.2. Bring-down Comfort Letter. At each of the Closing Date and each Option Closing Date, if any, the Representative shall have received from the Auditor a letter, dated as of the Closing Date or such Option Closing Date, as applicable, to the effect that the Auditor reaffirms the statements made in the letter furnished pursuant to Section 4.3.1, except that the specified date referred to shall be a date not more than two (2) Business Days prior to the Closing Date or any Option Closing Date, as applicable.

4.4. Officers’ Certificates.

4.4.1. Officers’ Certificate. The Company shall have furnished to the Representative a certificate, dated the Closing Date and any Option Closing Date (if such date is other than the Closing Date), of its Chief Executive Officer and its Chief Financial Officer stating that (i) such officers have carefully examined the Registration Statement, the Pricing Disclosure Package, any Issuer Free Writing Prospectus and the Prospectus and, in their opinion, (a) the Registration Statement and each amendment thereto, as of the Applicable Time and as of the Closing Date (or any Option Closing Date if such date is other than the Closing Date) did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (b) the Pricing Disclosure Package, as of the Applicable Time and as of the Closing Date (or any Option Closing Date if such date is other than the Closing Date), any Issuer Free Writing Prospectus as of its date and as of the Closing Date (or any Option Closing Date if such date is other than the Closing Date), the Prospectus and each amendment or supplement thereto, as of the respective date thereof and as of the Closing Date (or any Option Closing Date if such date is other than the Closing Date), did not include any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading, (ii) with respect to the Chief Executive Officer only, such officer is familiar with Company Regulatory Matters and insofar as the statements in the Registration Statement, the Pricing Disclosure Package, any Issuer Free Writing Prospectus or the Prospectus constitute a summary of the Company Regulatory Matters, such statements accurately and fairly summarize the matters referred to therein in all material respects; for purposes hereof “Company Regulatory Matters” means the governmental regulatory matters in the United States and similar governmental regulatory matters in the other jurisdictions in which the Company and its Subsidiaries conduct operations as applied generally to the product under development by the Company, (iii) since the effective date of the Registration Statement, no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement, the Pricing Disclosure Package or the Prospectus, and was not so disclosed in the Registration Statement, the Pricing Disclosure Package or the Prospectus, (iv) as of the Closing Date (or any Option Closing Date if such date is other than the Closing Date), the representations and warranties of the Company in this Agreement are true and correct in all material respects (except for those representations and warranties qualified as to materiality, which shall be true and correct in all respects and except for those representations and warranties which refer to facts existing at a specific date, which shall be true and correct as of such date) and the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date (or any Option Closing Date if such date is other than the Closing Date), and (v) there has not been, subsequent to the date of the most recent audited financial statements included in the Pricing Disclosure Package, any Material Adverse Change, or any change or development that, singularly or in the aggregate, would involve a Material Adverse Change, except as set forth in the Registration Statement, the Pricing Disclosure Package or the Prospectus.

4.4.2. Chief Financial Officer’s Certificate. At each of the Closing Date and each Option Closing Date, if any, the Representative shall have received a certificate of the Company signed by the Chief Financial Officer of the Company, dated the Closing Date or each Option Date, as the case may be, respectively, certifying: (i) that the Charter is true and complete, has not been modified and is in full force and effect; (ii) that the resolutions of the Company’s Board of Directors relating to the Offering are in full force and effect and have not been modified; (iii) the good standing of the Company; and (iv) as to the incumbency of the officers of the Company. The documents referred to in such certificate shall be attached to such certificate.

4.4.3. Chief Financial Officer’s Certificate on Registration Statement. At the time that this Agreement is executed, the Representative shall have received a certificate of the Company signed by the Chief Financial Officer of the Company, dated the date hereof, certifying as to the accuracy of certain information included in the Registration Statement, in form and substance reasonably satisfactory to the Representative, and at each of the Closing Date and each Option Closing Date, if any, dated the Closing Date or the Option Closing Date, as the case may be.

4.5. No Material Changes. Prior to and on each of the Closing Date and each Option Closing Date, if any: (i) there shall have been no Material Adverse Change in the condition or prospects or the business activities, financial or otherwise, of the Company from the latest dates as of which such condition is set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus; (ii) no action, suit or proceeding, at law or in equity, shall have been pending or threatened against the Company or any Insider before or by any court or federal or state commission, board or other administrative agency wherein an unfavorable decision, ruling or finding may reasonably be expected to cause a Material Adverse Change, except as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus; (iii) no stop order shall have been issued under the Securities Act and no proceedings therefor shall have been initiated or threatened by the Commission; and (iv) the Registration Statement, the Pricing Disclosure Package and the Prospectus and any amendments or supplements thereto shall contain all material statements which are required to be stated therein in accordance with the Securities Act and the Securities Act Regulations and shall conform in all material respects to the requirements of the Securities Act and the Securities Act Regulations, and neither the Registration Statement, the Pricing Disclosure Package nor the Prospectus nor any amendment or supplement thereto shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

4.6. Delivery of Agreements.

4.6.1. Lock-Up Agreements. On or before the date of this Agreement, the Company shall have delivered to the Representative executed copies of the Lock-Up Agreements from each of the persons listed in Schedule 3 hereto.

4.7. Additional Documents. At the Closing Date and at each Option Closing Date (if any) Representative’s Counsel shall have been furnished with such documents and certificates as it may reasonably request for the purpose of enabling Representative’s Counsel to deliver an opinion to the Underwriters, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Shares and the Representative’s Warrants as herein contemplated shall be satisfactory in form and substance to the Representative and Representative’s Counsel.

5. Indemnification.

5.1. Indemnification of the Underwriters.

5.1.1. General. Subject to the conditions set forth below, the Company agrees to indemnify, defend and hold harmless each Underwriter, its affiliates and each person controlling such Underwriter (within the meeting of Section 15 of the Securities Act), and the directors, officers, members, employees, representatives, partners, shareholders, affiliates, counsel, and agents and each such controlling person, if any, who controls any such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively the “Underwriter Indemnified Parties,” and each an “Underwriter Indemnified Party”), from and against any and all loss, liability, claim, damage and expense whatsoever (including but not limited to any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, whether arising out of any action between any of the Underwriter Indemnified Parties and the Company or between any of the Underwriter Indemnified Parties and any third party, or otherwise, the “Expenses”) to which they or any of them may become subject under the Securities Act, the Exchange Act or any other statute or at common law or otherwise or under the laws of foreign countries (a “Claim”), arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in (A) the Registration Statement, the Pricing Disclosure Package, any Preliminary Prospectus, the Prospectus, or in any Issuer Free Writing Prospectus or in any Written Testing-the-Waters Communication (as from time to time each may be amended and supplemented); (B) any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the Offering, including any “road show” or investor presentations made to investors by the Company (whether in person or electronically); or (C) any application or other document or written communication (in this Section 5, collectively called “application”) executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Shares and Representative’s Warrants under the securities laws thereof or filed with the Commission, any state securities commission or agency, the Exchange or any other national securities exchange; unless, with respect to each subsection (A) through (C), such statement or omission was made in reliance upon, and in conformity with, the Underwriters’ Information. With respect to any untrue statement or omission or alleged untrue statement or omission made in the Registration Statement, Pricing Disclosure Package or Prospectus, the indemnity agreement contained in this Section 5.1.1 shall not inure to the benefit of any Underwriter Indemnified Party to the extent that any loss, liability, claim, damage or expense of such Underwriter Indemnified Party results from the fact that a copy of the Prospectus was not given or sent to the person asserting any such loss, liability, claim or damage at or prior to the written confirmation of sale of the Shares to such person as required by the Securities Act and the Securities Act Regulations, and if the untrue statement or omission has been corrected in the Prospectus, unless such failure to deliver the Prospectus was a result of non-compliance by the Company with its obligations under Section 3.3 hereof.

5.1.2. Procedure. If any action is brought against an Underwriter Indemnified Party in respect of which indemnity may be sought against the Company pursuant to Section 5.1.1, such Underwriter Indemnified Party shall promptly notify the Company in writing of the institution of such action (provided that the failure so to notify the Company (i) will not relieve the Company from liability unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the Company of substantial rights and defenses) and the Company shall assume the defense of such action, including the employment and fees of counsel (subject to the approval of such Underwriter Indemnified Party (which approval shall not be unreasonably withheld)) and payment of actual expenses if an Underwriter Indemnified Party requests that the Company do so. Such Underwriter Indemnified Party shall have the right to employ its or their own counsel in any such case at its own expense; provided, however, that the Company shall bear the reasonable fees, costs and expenses of such separate counsel only if (i) the use of counsel chosen by the Company to represent the Underwriter Indemnified Party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Underwriter Indemnified Party and the Company and the Underwriter Indemnified Party shall have reasonably concluded that there may be legal defenses available to it which are different from or additional to those available to the Company, (iii) the Company shall not have employed counsel satisfactory to the indemnified party to represent the Underwriter Indemnified Party within a reasonable time after notice of the institution of such action, or (iv) the Company shall give written authorization to the Underwriter Indemnified Party to employ separate counsel at the expense of the Company; provided, however, that the Company shall not be obligated to bear the reasonable fees and expenses of more than one firm of attorneys selected by the Underwriter Indemnified Party (in addition to local counsel). Notwithstanding anything to the contrary contained herein, and provided that the Company has timely honored its obligations under Section 5, the Underwriter Indemnified Party shall not enter into any settlement without the prior written consent (which shall not be unreasonably withheld) of the terms of any settlement by the Company. The Company shall not be liable for any settlement of any action effected without its prior written consent. In addition, the Company shall not, without the prior written consent of the Underwriters (which consent shall not be unreasonably withheld), settle, compromise or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened action in respect of which advancement, reimbursement, indemnification or contribution may be sought hereunder (whether or not such Underwriter Indemnified Party is a party thereto) unless such settlement, compromise, consent or termination (i) includes an unconditional release of each Underwriter Indemnified Party from all liabilities, expenses and claims arising out of such action for which indemnification or contribution may be sought and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any Underwriter Indemnified Party.

5.2. Indemnification of the Company. Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, its directors, its officers who signed the Registration Statement and persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the foregoing indemnity from the Company to the several Underwriters, as incurred, but only with respect to such losses, liabilities, claims, damages and expenses (or actions in respect thereof) which arise out of or are based upon untrue statements or omissions, or alleged untrue statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Pricing Disclosure Package or Prospectus or any amendment or supplement thereto or in any application, in reliance upon, and in conformity with, the Underwriters’ Information. In case any action shall be brought against the Company or any other person so indemnified based on any Preliminary Prospectus, the Registration Statement, the Pricing Disclosure Package or Prospectus or any amendment or supplement thereto or any application, and in respect of which indemnity may be sought against any Underwriter, such Underwriter shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the several Underwriters by the provisions of Section 5.1.2. The Company agrees promptly to notify the Representative of the commencement of any litigation or proceedings against the Company or any of its officers, directors or any person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, in connection with the issuance and sale of the Shares or in connection with the Registration Statement, the Pricing Disclosure Package, the Prospectus, or any Issuer Free Writing Prospectus or any Written Testing-the-Waters Communication.

5.3. Contribution. If the indemnification provided for in this Section 5 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 5.1 or 5.2 in respect of any liabilities and Expenses referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such liabilities and Expenses, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company, on the one hand, and each of the Underwriters, on the other hand, from the Offering, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Underwriters, on the other hand, in connection with the matters as to which such liabilities or Expenses relate, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriters, on the other, with respect to such Offering shall be deemed to be in the same proportion as the total net proceeds actually received by the Company from the Offering of the Shares purchased under this Agreement (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions actually received by the Underwriters in connection with the Offering. The relative fault of the Company, on the one hand, and the Underwriters, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Underwriters, on the other, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement, omission, act or failure to act; provided that the parties hereto agree that the written information furnished to the Company through the Representative by or on behalf of any Underwriter for use in any Preliminary Prospectus, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, consists solely of the Underwriters’ Information. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). Notwithstanding the above, no person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from a party who was not guilty of such fraudulent misrepresentation.

5.4. Limitation. The Company also agrees that no Underwriter Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company for or in connection with advice or services rendered or to be rendered by any Underwriter Indemnified Party pursuant to this Agreement, the transactions contemplated thereby or any Underwriter Indemnified Party’s actions or inactions in connection with any such advice, services or transactions, except to the extent that a court of competent jurisdiction has made a finding that liabilities (and related Expenses) of the Company have resulted from such Underwriter Indemnified Party’s fraud, bad faith, gross negligence or willful misconduct in connection with any such advice, actions, inactions or services or such Underwriter Indemnified Party’s breach of this Agreement or any obligations of confidentiality owed to the Company.

5.5. Survival & Third-Party Beneficiaries. The advancement, reimbursement, indemnity and contribution obligations set forth in this Section 5 shall remain in full force and effect regardless of any termination of, or the completion of any Underwriter Indemnified Party’s services under or in connection with, this Agreement. Each Underwriter Indemnified Party’s is an intended third-party beneficiary of this Section 5, and has the right to enforce the provisions of Section 5 as if he/she/it was a party to this Agreement.

5.6. Investment Limitation. The Company shall not invest or otherwise use the proceeds received by the Company from its sale of the Shares in such a manner as would require the Company to register as an investment company under the Investment Company Act of 1940, as amended.

6. Right of First Refusal. Provided that the Firm Shares are sold in accordance with the terms of this Agreement, the Company agrees that the Representative shall have an irrevocable right of first refusal (the “Right of First Refusal”), for a period of twelve (12) months after the Closing Date, to act as lead or joint-lead investment banker, lead or joint book-runner, and/or lead or joint placement agent, for each and every future public and private equity and debt offering, including all equity linked financings (each, a “Subject Transaction”) of the Company or any successor to or Subsidiary of the Company during such twelve (12) month period, on terms and conditions customary to the Representative for such Subject Transactions. For the avoidance of any doubt, the Company shall not retain, engage or solicit any additional investment banker, book-runner and/or placement agent in a Subject Transaction without the express written consent of the Representative, except a joint-lead investment banker, joint book-runner or joint placement agent as contemplated in this Section 6.

The Company shall notify the Representative of its intention to pursue a Subject Transaction, including the material terms thereof, by providing written notice thereof by registered mail or overnight courier service addressed to the Representative. If the Representative fails to exercise its Right of First Refusal with respect to any Subject Transaction within five (5) Business Days after the receipt of such written notice, then the Representative shall have no further claim or right with respect to the Subject Transaction. The Representative may elect, in its sole and absolute discretion, not to exercise its Right of First Refusal with respect to any Subject Transaction, provided that any such election by the Representative shall not adversely affect the Representative’s Right of First Refusal with respect to any other Subject Transaction during the twelve (12) month period agreed to above.

7. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Shares agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Underwriting Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Shares set forth opposite the names of all the remaining Underwriters) the Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Shares set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Shares, and if such non-defaulting Underwriters do not purchase all the Shares, this Underwriting Agreement will terminate without liability to any non-defaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 7, the Closing Date shall be postponed for such period, not exceeding five (5) Business Days, as the Representative shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Underwriting Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any non-defaulting Underwriter for damages occasioned by its default hereunder.

8. Effective Date of this Agreement and Termination Thereof.

8.1. Effective Date. This Agreement shall become effective when both the Company and the Representative have executed the same and delivered counterparts of such signatures to the other party.

8.2. Termination. The Representative shall have the right to terminate this Agreement at any time prior to any Closing Date, (i) if any domestic or international event or act or occurrence has materially disrupted, general securities markets in the United States or there shall be such a Material Adverse Change in general financial, political or economic conditions or the effect of international conditions on the financial markets in the United States is such as to make it, in the reasonable judgment of the Representative, impracticable to market the Shares or enforce contracts for the sale of the Shares; or (ii) if trading on the New York Stock Exchange or the Nasdaq Stock Market LLC shall have been suspended or materially limited, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required by any United States national securities exchange or national securities association or by order of the Commission or any other government authority having jurisdiction; or (iii) if the United States shall have become involved in a new war or an increase in major hostilities; or (iv) if a banking moratorium has been declared by a New York State or federal authority; or (v) if a moratorium on foreign exchange trading has been declared which materially adversely impacts the United States securities markets; or (vi) if the Company shall have sustained a material loss by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such loss shall have been insured, will make it inadvisable to proceed with the delivery of the Firm Shares or Option Shares; or (vii) if the Company is in material breach of any of its representations, warranties or covenants hereunder; or (viii) if the Representative shall have become aware after the date hereof of such a Material Adverse Change, or such adverse material change in general market conditions as in the Representative’s judgment would make it impracticable to proceed with the offering, sale and/or delivery of the Shares or to enforce contracts made by the Underwriters for the sale of the Shares.

8.3. Expenses. Notwithstanding anything to the contrary in this Agreement, except in the case of a default by the Underwriters pursuant to Section 7 above, in the event that this Agreement shall not be carried out for any reason whatsoever, within the time specified herein or any extensions thereof pursuant to the terms herein, the Company shall be obligated to pay to the Underwriters their actual and accountable out-of-pocket expenses related to the transactions contemplated herein then due and payable up to the amounts set forth in Section 3.10.1 and upon demand the Company shall pay such amount thereof to the Representative on behalf of the Underwriters; provided, however, that such expense cap in no way limits or impairs the indemnification and contribution provisions of this Agreement. Notwithstanding the foregoing, any advance received by the Representative will be reimbursed to the Company to the extent not actually incurred in compliance with FINRA Rule 5110(g)(4)(A).

8.4. Survival of Indemnification, Advancement, Hold Harmless & Contribution Provisions. Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement, and whether or not this Agreement is otherwise carried out, the provisions of Section 5 shall remain in full force and effect and shall not be in any way affected by, such election or termination or failure to carry out the terms of this Agreement or any part hereof.

8.5. Representations, Warranties, Agreements to Survive. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or its Affiliates or selling agents, any person controlling any Underwriter, its officers or directors or any person controlling the Company or (ii) delivery of and payment for the Shares.

8. Miscellaneous.

8.1. Notices. All communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be mailed (registered or certified mail, return receipt requested), personally delivered or sent by email or facsimile transmission and confirmed and shall be deemed given when so delivered, emailed or faxed and confirmed or if mailed, two (2) days after such mailing.

If to the Representative:

The Benchmark Company, LLC

150 East 58th St, 17th Floor

New York, NY 10155

Attention: Michael S. Jacobs, Managing Director, Head of Equity Capital Markets

E-mail: mjacobs@benchmarkcompany.com

with a copy (which shall not constitute notice) to:

Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas

New York, New York 10105-0302

Attention: Richard I. Anslow, Esq.

E-mail: ranslow@egsllp.com

If to the Company:

LEMENG HOLDINGS LIMITED 樂盟控股有限公司

Unit 408, 4th Floor, Building 51

No. 63, Zhichun Road Haidian District,

Beijing, China100089

Attention: Baohua Feng

Email: [___]

With a copy (which shall not constitute notice) to:

Kaufman & Canoles, P.C.

Two James Center, 14th Floor

1021 East Cary Street

Richmond, Virginia 23219

Attention: Anthony W. Basch, Esq.

Email: awbasch@kaufcan.com

8.2. Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

8.3. Amendment. This Agreement may only be amended by a written instrument executed by each of the parties hereto.

8.4. Entire Agreement. This Agreement (together with the other agreements and documents being delivered pursuant to or in connection with this Agreement) constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and thereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof. Notwithstanding anything to the contrary set forth herein, it is understood and agreed by the parties hereto that all other terms and conditions of the that certain engagement letter, dated November 5, 2021 (the “Engagement Letter”), by and between the Company and the Representative, as such engagement letter may be amended from time to time, shall remain in full force and effect. In the event of a conflict between the terms of the Engagement Agreement and this Agreement, the terms of this Agreement shall prevail.

8.5. Binding Effect. This Agreement shall inure solely to the benefit of and shall be binding upon the Representative, the Underwriters, the Company and the controlling persons, directors and officers referred to in Section 5 hereof, and their respective successors, legal representatives, heirs and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provisions herein contained. The term “successors and assigns” shall not include a purchaser, in its capacity as such, of securities from any of the Underwriters.

8.6. Governing Law; Consent to Jurisdiction; Trial by Jury.

8.6.1. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflict of laws principles thereof. The Company hereby agrees that any action, proceeding or claim against it arising out of, or relating in any way to this Agreement shall be brought and enforced in the New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Any such process or summons to be served upon the Company may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 8.1 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the Company in any action, proceeding or claim. The Company agrees that the prevailing party(ies) in any such action shall be entitled to recover from the other party(ies) all of its reasonable attorneys’ fees and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor. The Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

8.6.2. By the execution and delivery of this Agreement, the Company hereby irrevocably designates and appoints Puglisi & Associates, located at 850 Library Avenue, Suite 204, Newark, Delaware 19711 as its authorized agent upon whom process may be served in any suit, proceeding or other action against it instituted by any Underwriter or by any person controlling an Underwriter as to which such Underwriter or any such controlling person is a party and based upon this Agreement, or in any other action against the Company in the New York Supreme Court, County of New York or the United States District Court for the Southern District of New York, arising out of the offering made by the Prospectus, the Registration Statement or any purchase or sale of the Shares in connection therewith. The Company expressly accepts jurisdiction of any such court in respect of any such suit, proceeding or other action and, without limiting other methods of obtaining jurisdiction, expressly submits to nonexclusive personal jurisdiction of any such court in respect of any such suit, proceeding or other action. Such designation and appointment shall be irrevocable, unless and until a successor authorized agent in the County and State of New York reasonably acceptable to the Representative shall have been appointed by the Company, such successor shall have accepted such appointment and written notice thereof shall have been given to the Underwriters. The Company further agrees that service of process upon its authorized agent or successor shall be deemed in every respect personal service of process upon the Company in any such suit, proceeding or other action. In the event that service of any process or notice of motion or other application to any such court in connection with any such motion in connection with any such action or proceeding cannot be made in the manner described above, such service may be made in the manner set forth in conformance with the Hague Convention on the Service Abroad of Judicial and Extrajudicial Documents on Civil and Commercial Matters or any successor convention or treaty. The Company hereby irrevocably waives any objection that it may have or hereafter have to the laying of venue of any such action or proceeding arising out of or based on the Shares or this Agreement or otherwise relating to the offering, issuance and sale of the Shares in any Federal or state court sitting in the County of New York and hereby further irrevocably waives any claim that any such action or proceeding in any such court has been brought in an inconvenient forum. The Company agrees that any final judgment after exhaustion of all appeals or the expiration of time to appeal in any such action or proceeding arising out of the sale of the Shares or this Agreement rendered by any such Federal court or state court shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Nothing contained in this Agreement shall affect or limit the right of the Underwriters or any person controlling an Underwriter to serve any process or notice of motion or other application in any other manner permitted by law or limit or affect the right of the Underwriters or any person controlling an Underwriter to bring any action or proceeding against the Company or any of its properties in the courts of any other jurisdiction. The Company further agrees to take any and all action, including the execution and filing of all such instruments and documents, as may be necessary to continue such designations and appointments or such substitute designations and appointments in full force and effect. The Company hereby agrees with the Underwriters to the exclusive jurisdiction of the New York Supreme Court, County of New York or the United States District Court for the Southern District of New York in connection with any action or proceeding arising from the sale of the Shares or this Agreement brought by the Company, the Underwriters or any person controlling an Underwriter. The Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

8.6.3. The Company agrees that in any suit (whether in a court in the United States or elsewhere) seeking enforcement of this Agreement or provisions of this Agreement, if the plaintiffs therein seek a judgment in either United States dollars, the Company will not interpose any defense or objection to or otherwise oppose judgment, if any, being awarded in such currencies. The Company agrees that it will not initiate or seek to initiate any action, suit or proceeding, in any other jurisdiction other than in the United States, seeking damages in respect of or for the purpose of obtaining any injunction or declaratory judgment against the enforcement of, or a declaratory judgment concerning any alleged breach by the Company or other claim by the Underwriters, or any person controlling an Underwriter in respect of this Agreement or any of the Underwriters’ rights under this Agreement, including without limitation any action, suit or proceeding challenging the enforceability of or seeking to invalidate in any respect the submission by the Company hereunder to the jurisdiction of the courts or the designation of the laws as the law applicable to this Agreement, in each case as set forth herein.

8.6.4. The Company agrees that if any payment of any sum due under this Agreement from the Company is made to or received by the Underwriters or any controlling person of any Underwriter in a currency other than freely transferable United States dollars, whether by judicial judgment or otherwise, the obligations of the Company under this Agreement shall be discharged only to the extent of the net amount of freely transferable United States dollars that the Underwriters or such controlling persons, as the case may be, in accordance with normal bank procedures, are able to lawfully purchase with such amount of such other currency. To the extent that the Underwriters or such controlling persons are not able to purchase sufficient United States dollars with such amount of such other currency to discharge the obligations of the Company to the Underwriters or such controlling persons, the obligations of the Company shall not be discharged with respect to such difference, and any such undischarged amount will be due as a separate obligation and shall not be affected by payment of or judgment being obtained for any other sums due under or in respect of this Agreement.

8.7. Execution in Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts has been signed by each of the parties hereto and delivered to each of the other parties hereto. Delivery of a signed counterpart of this Agreement by facsimile or email/pdf transmission shall constitute valid and sufficient delivery thereof.

8.8. Waiver, etc. The failure of any of the parties hereto to at any time enforce any of the provisions of this Agreement shall not be deemed or construed to be a waiver of any such provision, nor to in any way effect the validity of this Agreement or any provision hereof or the right of any of the parties hereto to thereafter enforce each and every provision of this Agreement. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Agreement shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

8.9. Partial Unenforceability. The invalidity or unenforceability of any section, paragraph, clause or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph, clause or provision.

8.10. Absence of Fiduciary Relationship. The Company acknowledges and agrees that: (a) each Underwriter has been retained solely to act as underwriter in connection with the sale of the Shares and that no fiduciary, advisory or agency relationship between the Company and any Underwriter has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether any Underwriter has advised or is advising the Company on other matters; (b) the price and other terms of the Shares set forth in this Agreement were established by the Company following discussions and arms-length negotiations with the Underwriters and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (c) it has been advised that each Underwriter and its affiliates constitute full service securities firms, engaging in a wide range of activities for their own accounts and the accounts of customers, including corporate finance, mergers and acquisitions, merchant banking, equity and fixed income sales, trading and research, derivatives, foreign exchange, futures, asset management, custody, clearance and securities lending, that may involve interests that differ from those of the Company and that no Underwriter has any obligation to disclose such interest and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; (d) in the course of their businesses, the Underwriters and their affiliates may, directly or indirectly, hold long or short positions, trade and otherwise conduct such activities in or with respect to debt or equity securities and/or bank debt of, and/or derivative products relating to, the Company, any prospective investor and other participants in the Offering; (e) at any given time each Underwriter and/or any of its affiliates may have been and/or be engaged by one or more entities that may be competitors with, or otherwise adverse to, the Company in matters unrelated to the Offering; (f) consistent with applicable legal and regulatory requirements, each Underwriter has adopted policies and procedures to establish and maintain the independence of such Underwriter’s research departments and personnel and, as a result, each Underwriter’s research analysts may hold views, make statements or investment recommendations and/or publish research reports with respect to the Company, prospective investors, the Offering and other participants in the Offering that differ from the views of such Underwriter’s investment banking personnel; and (g) it has been advised that each Underwriter is acting, in respect of the transactions contemplated by this Agreement, solely for the benefit of such Underwriter, and not on behalf of the Company. In addition, nothing in this Agreement shall be construed to limit, subject to applicable law, the ability of the Underwriters or their affiliates to (a) trade in the Company’s or any other company’s securities or publish research on the Company or any other company, subject to applicable law, or (b) pursue or engage in investment banking, financial advisory or other business relationships with entities that may be engaged in or contemplate engaging in, or acquiring or disposing of, businesses that are similar to or competitive with the business of the Company.

[Signature Page Follows]

If the foregoing correctly sets forth the understanding between the Underwriters and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.

Very truly yours,

LEMENG HOLDINGS LIMITED 樂盟控股有限公司

By:
Name:
Title:

Confirmed as of the date first written above mentioned, on behalf of itself and as Representative of the several Underwriters named on Schedule 1 hereto:

The Benchmark Company, LLC

By:
Name:
Title:

On behalf of each of the Underwriters

SCHEDULE 1

Underwriter	Total Number of Firm Shares to be Purchased	Number of Additional Option Shares to be Purchased if the Over-Allotment Option is Fully Exercised

TOTAL

SCHEDULE 2-A

Pricing Information

Number of Firm Shares:

Number of Option Shares:

Public Offering Price per Share: $

Underwriting Discount per Share: $

SCHEDULE 2-B

Issuer General Use Free Writing Prospectuses

None.

SCHEDULE 2-C

Written Testing-the-Waters Communications

None.

SCHEDULE 3

List of Lock-Up Parties

[NOTE: Lemeng and counsel to provide]

EXHIBIT A

Form of Representative’s Warrant

EXHIBIT B

Form of Lock-Up Agreement

LOCK-UP AGREEMENT

_____________, 2023

The Benchmark Company, LLC

150 East 58th Street, 17th Floor

New York, NY 10155

Ladies and Gentlemen:

The undersigned understands that The Benchmark Company, LLC (the “Representative”) proposes to enter into an Underwriting Agreement (the “Underwriting Agreement”) with LEMENG HOLDINGS LIMITED 樂盟控股有限公司, a Cayman Islands exempted company (the “Company”), providing for the registered public offering (the “Public Offering”) of Class B ordinary shares, $0.000000625 par value per share, of the Company (the “Ordinary Shares”).

To induce the Representative to enter into the Underwriting Agreement and continue its efforts in connection with the Public Offering, and in light of the benefits that the Public Offering will confer upon the undersigned in its capacity as a security holder and/or an officer or director of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of the Representative, the undersigned will not, during the period commencing on the date hereof and ending six (6) months after the date of the final prospectus (the “Prospectus”) relating to the Public Offering (the “Lock-Up Period”): (1) offer, pledge, sell, contract to sell, grant, lend, or otherwise transfer or dispose of, directly or indirectly, any Ordinary Shares or capital stock of the Company (collectively, “Capital Stock”) or any securities convertible into or exercisable or exchangeable for Capital Stock, whether now owned or hereafter acquired (including any securities acquired pursuant to the Public Offering) by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (collectively, the “Lock-Up Securities”); (2) enter into any swap or other arrangement, hedge or transaction that transfers to another, in whole or in part, directly or indirectly, any of the economic consequences of ownership of the Lock-Up Securities or any securities convertible into or exercisable or exchangeable for any Capital Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Lock-Up Securities, in cash or otherwise; (3) make any demand for or exercise any right with respect to the registration of any Lock-Up Securities; or (4) publicly disclose the intention to make any offer, sale, pledge or disposition, or to enter into any transaction, swap, hedge or other arrangement relating to any Lock-Up Securities. Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer Lock-Up Securities without the prior written consent of the Representative in connection with (a) transactions relating to Lock-Up Securities acquired in open market transactions after the completion of the Public Offering; provided that no filing under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall be required or shall be voluntarily made in connection with subsequent sales of Lock-Up Securities acquired in such open market transactions; (b) transfers of Lock-Up Securities as a bona fide gift, by will or intestacy; (c) a transfer to a family member or trust for the benefit of a family member (for purposes of this lock-up agreement, “family member” means any relationship by blood, marriage or adoption, not more remote than first cousin); (d) by operation of law, such a pursuant to a qualified domestic order or in connection with a divorce settlement; (e) if the undersigned, directly or indirectly, controls a corporation, partnership, limited liability company or other business entity, any transfers of Lock-Up Securities to any shareholder, partner or member of, or owner of similar equity interests in, the undersigned, as the case may be or (f) if the undersigned is a director, officer or employee of the Company, any transfers of Ordinary Shares solely to satisfy (i) the exercise price of any equity awards outstanding on the date hereof granted pursuant to the Company’s equity plans pursuant to any “net issuance” thereof, through the surrender to the Company of Ordinary Shares, provided that any Ordinary Shares received by such person upon such net issuance shall be subject to the restrictions provided for in this lock-up agreement, or (b) the partial or full settlement of any withholding tax obligation of the undersigned, through the surrender or forfeiture to the Company of Ordinary Shares, accruing upon the exercise or vesting of any equity award outstanding on the date hereof granted pursuant to the Company’s equity plans; provided that in the case of any transfer pursuant to the foregoing clauses (b), (c),(d) or (e), (i) any such transfer shall not involve a disposition for value, (ii) each transferee shall sign and deliver to the Representative a lock-up agreement substantially in the form of this lock-up agreement and (iii) no filing under Section 16(a) of the Exchange Act shall be required or shall be voluntarily made. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s Lock-Up Securities except in compliance with this lock-up agreement.

No provision in this agreement shall be deemed to restrict or prohibit the exercise, exchange or conversion by the undersigned of any securities exercisable or exchangeable for or convertible into Ordinary Shares, as applicable; provided that the undersigned does not transfer the Ordinary Shares acquired on such exercise, exchange or conversion during the Lock-Up Period, unless otherwise permitted pursuant to the terms of this lock-up agreement. In addition, no provision herein shall be deemed to restrict or prohibit the entry into or modification of a so-called “10b5-1” plan at any time (other than the entry into or modification of such a plan in such a manner as to cause the sale of any Lock-Up Securities within the Lock-Up Period). Furthermore, nothing in this lock-up agreement shall prevent the transfer of Ordinary Shares or any security convertible into or exercisable or exchangeable for Ordinary Shares pursuant to a bona fide third party tender offer, merger, consolidation or other similar transaction made to all holders of the Ordinary Shares involving a change of control of the Company, provided that in the event that the tender offer, merger, consolidation or other such transaction is not completed, the Ordinary Shares owned by the undersigned shall remain subject to the restrictions contained in this agreement. For purposes of this agreement, “change of control” shall mean the consummation of any bona fide third party tender offer, merger, consolidation or other similar transaction the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, other than the Company, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of a majority of total voting power of the voting stock of the Company.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement and that this Lock-Up Agreement has been duly authorized (if the undersigned is not a natural person) and constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof.

The undersigned understands that the Company and the Representative are relying upon this lock-up agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this lock-up agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

The undersigned understands that, if the Underwriting Agreement is not executed by September 30, 2023, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Ordinary Shares to be sold thereunder, then this lock-up agreement shall be void and of no further force or effect.

Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Representative.

This lock-up agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof. Delivery of a signed copy of this lock-up agreement by facsimile or e-mail/.pdf transmission shall be effective as the delivery of the original hereof.

Very truly yours,

(Name - Please Print)

(Signature)

(Name of Signatory, in the case of entities - Please Print)

(Title of Signatory, in the case of entities - Please Print)

Address:

Email:

[Signature Page to Lement-Benchmark Lock-Up Agreement]